UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 27, 2017

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

501 South 5th Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)

Effective November 27, 2017, WestRock Company appointed Kelly C. Janzen as its chief accounting officer and its principal accounting officer for purposes of the Company’s filings with the Securities and Exchange Commission.

Ms. Janzen, age 44, has served as the Company’s senior vice president – accounting since August 21, 2017. Prior to joining the Company, she served as vice president, controller and chief accounting officer for Baker Hughes Inc. from September 2016 to July 2017, and as vice president – finance and chief accounting officer for McDermott International Inc. from December 2014 to August 2016. Prior to joining McDermott International, Ms. Janzen served in various controllership roles with General Electric.

Ms. Janzen is not a party to any (a) arrangement or understanding regarding her selection as an officer and she has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company or (b) transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Janzen has not entered into any material plan, contract, arrangement or amendment in connection with her appointment as principal accounting officer. She will receive salary, annual incentive awards and long-term incentive awards, and will participate in other compensation and benefit programs, at levels consistent with her position and scope of responsibility. The Company’s compensation and benefit plans are more fully described in the “Compensation Discussion and Analysis” section of the Company’s proxy statement on Schedule 14A relating to its 2017 annual meeting of stockholders, filed with the SEC on December 17, 2016, and incentive plans and incentive plan agreements are included as exhibits to the Company’s annual report on Form 10-K for the year ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: November 29, 2017	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel and Secretary